Exhibit 99.3

FORCEFIELD ENERGY INC. AND 17TH STREET ALD MANAGEMENT CORP.
Unaudited Pro Forma Consolidated Balance Sheets
March 31, 2014

	ForceField	17th Street ALD
	Energy	Management	Adjustment(s)		Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$2,451,146	$425,746	$(2,450,000	) (a)	$426,892
Accounts receivable, net	397,446	2,307,667	(1,234,088	) (b)	1,471,025
Inventory, net	92,644	269,480	-		362,124
Deferred tax assets, net	-	91,654	-		91,654
Prepaid expenses and other current assets	357,569	119,923	(50,000	) (a)	427,492
Total current assets	3,298,805	3,214,470	(3,734,088)		2,779,187
Accounts receivable, noncurrent	-	1,230	-		1,230
Fixed assets	21,824	10,788	-		32,612
Goodwill	229,850	-	4,861,714	(a)(c)(e)	5,091,564
Intangible assets, net	1,944,508	-	-		1,944,508
Deferred tax assets, net -- noncurrent	-	766,137	-		766,137
Other assets	103,769	-	-		103,769
Total assets	$5,598,756	$3,992,625	$1,127,626		$10,719,007

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$404,308	$400,347	$-		$804,655
Accrued liabilities	428,407	213,011	-		641,418
Contingent additional purchase consideration	-	-	333,334	(c)	333,334
Convertible debentures, net -- current	100,000	-	-		100,000
Senior, secured promissory notes	-	-	1,000,000	(a)	1,000,000
Income taxes payable	29,878	6,893	-		36,771
Deferred tax liabilities, net	-	-	-		-
Total current liabilities	962,593	620,251	1,333,334		2,916,178
Contingent additional purchase consideration -- noncurrent	-	-	1,666,666	(c)	1,666,666
Convertible debentures, net of loan discounts	1,960,542	-	-		1,960,542
Mandatory redeemable preferred stock	-	1,234,088	(1,234,088	) (a)	-
Deferred tax liabilities, net -- noncurrent	418,404	-	-		418,404
Other noncurrent liabilities	45,355	-	-		45,355
Total liabilities	3,386,894	1,854,339	1,765,912		7,007,145

Commitments and contingencies	-	-	-		-

Equity:
ForceField Energy Inc. stockholders' equity:
Preferred stock	-	-	-		-
Common stock	17,059	1,252	(962	) (a)(d)	17,349
Common stock held in treasury, at cost	(1,166,071)	-	-		(1,166,071)
Additional paid-in capital	16,922,918	791,837	707,873	(a)(d)	18,422,628
Accumualted deficit	(13,693,717)	1,345,197	(1,345,197	) (d)	(13,693,717)
Accumulated other comprehensive income	20,107	-	-		20,107
Total ForceField Energy Inc. stockholders' equity	2,100,296	2,138,286	(638,286)		3,600,296
Noncontrolling interests	111,566	-	-		111,566
Total equity	2,211,862	2,138,286	(638,286)		3,711,862
Total liabilities and equity	$5,598,756	$3,992,625	$1,127,626		$10,719,007

(a) To record the purchase of 17th Street ALD Management Corp. ("ALD").  As consideration, ForceField Energy Inc. ("Company") agreed to (i) pay $2,500,000 in cash; (ii) issue 289,529 unregistered shares of the Company's common stock (at a per share price of approximately $5.18); and (iii) issue an aggregate of $1,000,000 in 5% senior, secured promissory notes delivered to the former shareholders of ALD.

(b) To record the effect of the a payment made on amounts due to the former shareholders of ALD that are fully collateralized by the accounts receivable balances of ALD, as defined in the Stock Purchase Agreement dated April 25, 2014.

(c) To record a liability for the full effect of contingent additional purchase consideration, as defined in the Stock Purchase Agreement dated April 25, 2014.
(d) To adjust the pre-acquisition equity of 17th Street ALD Management Corp.
(e) The determination of goodwill is preliminary and subject to change in accordance with FASB ASC Topic 850, Business Combinations upon completion of an independent valuation study. Separately identifiable intangible assets may be determined to exist that may require amortization expense to be recognized in future periods.

FORCEFIELD ENERGY INC. AND 17TH STREET ALD MANAGEMENT CORP.
Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the Three Months Ended March 31, 2014

	ForceField	17th Street ALD
	Energy	Management	Adjustment(s)		Consolidated

Sales	$183,565	$1,300,775	$-		$1,484,340
Cost of goods sold	185,546	875,636	-		1,061,182
Gross margin	(1,981)	425,139	-		423,158
Operating expenses:
Selling and marketing	34,588	154,492	-		189,080
General and administrative	723,037	302,969	-		1,026,006
Professional fees	165,281	50,245	-		215,526
Gain (loss) from divestment of business	30,001	-	-		30,001
Total operating expenses	952,907	507,706	-		1,460,613
Income (loss) from continuing operations before other income (expense) and income taxes	(954,888)	(82,567)	-		(1,037,455)
Other income (expense)
Interest expense, net	(82,882)	5,054	(12,500	) (a)	(90,328)
Total other income (expense)	(82,882)	5,054	(12,500)		(90,328)
Income (loss) from continuing operations before income taxes	(1,037,770)	(77,513)	(12,500)		(1,127,783)
Provision for income taxes (benefit)	28,722	1,775	-		30,497
Net income (loss) from continuing operations	(1,066,492)	(79,288)	(12,500)		(1,158,280)
Discontinued operations, net of income taxes	40,631	-	-		40,631
Net income (loss)	(1,025,861)	(79,288)	(12,500)		(1,117,649)
Less: Accretion of preferred stock	-	24,197	-		24,197
Less: Net income (loss) attributable to noncontrolling interests	(15,278)	-	-		(15,278)
Net income (loss) attributable to ForceField Energy Inc. stockholders	$(1,010,583)	$(103,485)	$(12,500)		$(1,126,568)

Amounts attributable to ForceField Energy Inc. stockholders:
Continuing operations, net of income taxes	(1,051,214)	(103,485)	(12,500)		(1,167,199)
Discontinued operations, net of income taxes	40,631	-	-		40,631
Net income (loss) attributable to ForceField Energy Inc. stockholders	(1,010,583)	(103,483)	(12,500)		(1,126,563)

Basic and diluted earnings (loss) per common share attributable to ForceField Energy Inc. stockholders:
Continuing operations	$(0.06)				$(0.07)
Discontinued operations	$0.00				$0.00
Net income (loss) attributable to ForceField Energy Inc. stockholders	$(0.06)				$(0.07)

Weighted-average number of common shares outstanding:
Basic and diluted	16,396,614		289,529		16,686,143

Comprehensive loss:
Net income (loss)	$(1,025,861)	$(79,288)	$(12,500)		$(1,117,649)
Foreign curreny translation adjustment	12,200	-	-		12,200
Comprehensive income (loss)	(1,013,661)	(79,288)	(12,500)		(1,105,449)
Comprehensive income (loss) attributable to noncontrolling interests	(15,278)	-	-		(15,278)
Comprehensive income (loss) attributable to ForceField Energy Inc. stockholders	$(998,383)	$(79,288)	$(12,500)		$(1,090,171)

(a) To record interest expense related to the aggregate $1,000,000 in senior, secured promissory notes issued to the former shareholders of 17th Steet ALD Management Corp.

FORCEFIELD ENERGY INC. AND 17TH STREET ALD MANAGEMENT CORP.
Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the Year Ended December 31, 2013

	ForceField	17th Street ALD
	Energy	Management	Adjustment(s)		Consolidated

Sales	$343,636	$7,123,458	$-		$7,467,094
Cost of goods sold	273,010	4,197,958	-		4,470,968
Gross margin	70,626	2,925,500	-		2,996,126
Operating expenses:
Selling and marketing	118,794	735,071	-		853,865
General and administrative	1,856,309	1,600,817	-		3,457,126
Professional fees	709,499	26,365	-		735,864
Goodwill impairment	1,342,834	-	-		1,342,834
Total operating expenses	4,027,436	2,362,253	-		6,389,689
Income (loss) from continuing operations before other income (expense) and income taxes	(3,956,810)	563,247	-		(3,393,563)
Other income (expense)
Gain (loss) from forgiveness of debt	88,647	-	-		88,647
Interest expense, net	(47,926)	10,893	(50,000	) (a)	(87,033)
Total other income (expense)	40,721	10,893	(50,000)		1,614
Income (loss) from continuing operations before income taxes	(3,916,089)	574,140	(50,000)		(3,391,949)
Provision for income taxes (benefit)	(197,532)	237,134	-		39,602
Net income (loss) from continuing operations	(3,718,557)	337,006	(50,000)		(3,431,551)
Discontinued operations, net of income taxes	(4,309,880)	-	-		(4,309,880)
Net income (loss)	(8,028,437)	337,006	(50,000)		(7,741,431)
Less: Accretion of preferred stock	-	139,436	-		139,436
Less: Net income (loss) attributable to noncontrolling interests	(2,267,501)	-	-		(2,267,501)
Net income (loss) attributable to ForceField Energy Inc. stockholders	$(5,760,936)	$197,570	$(50,000)		$(5,613,366)

Amounts attributable to ForceField Energy Inc. stockholders:
Continuing operations, net of income taxes	(1,451,056)	197,570	(50,000)		(1,303,486)
Discontinued operations, net of income taxes	(4,309,880)	-	-		(4,309,880)
Net income (loss) attributable to ForceField Energy Inc. stockholders	(5,760,936)	197,570	(50,000)		(5,613,366)

Basic and diluted earnings (loss) per common share attributable to ForceField Energy Inc. stockholders:
Continuing operations	$(0.09)				$(0.08)
Discontinued operations	$(0.26)				$(0.26)
Net income (loss) attributable to ForceField Energy Inc. stockholders	$(0.35)				$(0.34)

Weighted-average number of common shares outstanding:
Basic and diluted	16,291,566		289,529		16,581,095

Comprehensive loss:
Net income (loss)	$(8,028,437)	$337,006	$(50,000)		$(7,741,431)
Foreign curreny translation adjustment	99,237	-	-		99,237
Comprehensive income (loss)	(7,929,200)	337,006	(50,000)		(7,642,194)
Comprehensive income (loss) attributable to noncontrolling interests	(2,267,501)	-	-		(2,267,501)
Comprehensive income (loss) attributable to ForceField Energy Inc. stockholders	$(5,661,699)	$337,006	$(50,000)		$(5,374,693)

(a) To record interest expense related to the aggregate $1,000,000 in senior, secured promissory notes issued to the former shareholders of 17th Steet ALD Management Corp.